Exhibit 10.1

THIRD AMENDMENT AGREEMENT

This THIRD AMENDMENT AGREEMENT (this “Amendment”) is made as of the 23rd day of July, 2025 among:

(a)            RAMACO RESOURCES, INC., a Delaware corporation (“Ramaco”);

(b)            each other borrower party to the Credit Agreement, as hereinafter defined (together with Ramaco, collectively, the “Borrowers” and, individually, each a “Borrower”);

(c)            the Lenders, as defined in the Credit Agreement; and

(d)            KEYBANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders under the Credit Agreement (the “Agent”).

WHEREAS, the Borrowers, the Agent and the Lenders are parties to that certain Second Amended and Restated Credit and Security Agreement, dated as of February 15, 2023 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrowers, the Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement (as amended by this Amendment); and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Agent and the Lenders agree as follows:

1.            Addition to Definitions. Section 1.2 of the Credit Agreement is hereby amended to add the following new definitions thereto:

“2029 Unsecured Notes” shall mean the 8.375% Senior Unsecured Notes due 2029 issued by Ramaco Resources, Inc., a Delaware corporation.

“2030 Unsecured Notes” shall mean senior unsecured notes, due 2030, issued by Ramaco Resources, Inc., a Delaware corporation.

2.            Amendment to Indebtedness Covenant. Section 7.8 of the Credit Agreement is hereby amended by (i) deleting subparts (g) and (h) therefrom and inserting in place thereof the following new subparts (g) and (h), and (ii) adding the following new subpart (i) thereto:

(g)            unsecured Indebtedness owing under the 2029 Unsecured Notes (including any extensions, renewals, replacements, refundings or refinancings thereof), in an aggregate principal amount not to exceed $57,500,000 at any time;

(h)            unsecured Indebtedness owing under the 2030 Unsecured Notes (including any extensions, renewals, replacements, refundings or refinancings thereof), in an aggregate outstanding principal amount not to exceed $100,000,000 (such amount, the “2030 Unsecured Note Basket”) at any time; and

(i)            other unsecured Indebtedness in an aggregate outstanding principal amount not to exceed (i) $15,000,000, plus (ii) the unused portion of the 2030 Unsecured Note Basket (such Indebtedness, the “Permitted Additional Unsecured Debt”).

3.            Amendment to Prepayment Covenant. Section 7.18 of the Credit Agreement is hereby amended and restated in its entirety as follows:

7.18         Prepayment of Indebtedness; Permitted Maben Acquisition Indebtedness.

(a)	At any time, directly or indirectly, prepay any Indebtedness (other than (i) to the Agent, the Lenders or the Issuer, (ii) payment of rentals, royalties, trade payables or similar items in the ordinary course of business, or (iii) prepayments on the Permitted Maben Acquisition Indebtedness, the 2026 Unsecured Notes, the 2029 Unsecured Notes, the 2030 Unsecured Notes or any Permitted Additional Unsecured Debt, in each case of this subpart (iii), to the extent permitted pursuant to subsection (b) below) or repurchase, redeem, retire or otherwise acquire any Indebtedness of any Loan Party (other than to the Agent, the Lenders or the Issuer).

(b)	Make any principal payment with respect to the Permitted Maben Acquisition Indebtedness, the 2026 Unsecured Notes, the 2029 Unsecured Notes, the 2030 Unsecured Notes or any Permitted Additional Unsecured Debt; provided, however, with regard to the Permitted Maben Acquisition Indebtedness, the 2026 Unsecured Notes, the 2029 Unsecured Notes, the 2030 Unsecured Notes and any Permitted Additional Unsecured Debt, (x) the Borrowers may make regularly scheduled payments of principal and interest so long as no Default or Event of Default shall exist both immediately prior to and after giving effect to such payment, and (y) the Borrowers may make prepayments of principal so long as (A) no Default or Event of Default shall exist both immediately prior to and after giving effect to such payment, and (B) Excess Availability (both immediately preceding such payment and after giving effect to such payment) exceeds the greater of (1) fifty percent (50%) of the aggregate amount of the Borrowing Base then in effect and (2) $37,500,000, and (C) the Fixed Charge Coverage Ratio, calculated in accordance with Section 6.3, is greater than or equal to 1.20 to 1.00 as of the last day of the fiscal quarter immediately preceding such payment.

4.            Conditions Precedent. This Amendment shall become effective upon execution by the Borrowers, the Required Lenders and the Agent.

5.            Post-Amendment Covenants. On or before each of the dates specified below, the Borrowers shall satisfy each of the following items:

(a)            on or prior to the date of incurrence of the unsecured Indebtedness owing under the 2030 Unsecured Notes, Borrowers shall have deposited or caused to be deposited with Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), as trust funds in trust for the purpose and in an amount sufficient to pay and discharge the entire Indebtedness owing on the 2026 Unsecured Notes; and

(b)            Within ten (10) Business Days after the date of this Amendment, Borrowers shall cause the irrevocable payment in full of the 2026 Unsecured Notes.

6.            Expenses. The Borrowers shall reimburse the Agent for all costs and expenses incurred in connection with this Amendment, including, without limitation, attorneys’ fees.

7.            Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Lenders that: (a) the Borrowers have the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrowers with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrowers and the performance and observance by the Borrowers of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrowers or any law applicable to the Borrowers or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrowers; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) the Borrowers are not aware of any claim or offset against, or defense or counterclaim to, the Borrowers’ obligations or liabilities under the Credit Agreement or any other Loan Document; and (g) this Amendment constitutes a valid and binding obligation of the Borrowers in every respect, enforceable in accordance with its terms.

8.            Waiver and Release. The Borrowers, by signing below, hereby waive and release the Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

9.             References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

10.            Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

11.            Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

12.            Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

13.            Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER. THE BORROWERS, THE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWERS, THE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

RAMACO RESOURCES, INC.

By:	/s/ Randall W. Atkins
Randall W. Atkins
Chairman and Chief Executive Officer

RAMACO DEVELOPMENT, LLC
RAM MINING, LLC
RAMACO COAL SALES, LLC
RAMACO RESOURCES, LLC
RAMACO RESOURCES LAND HOLDINGS, LLC
RAMACO COAL, INC.
MABEN COAL LLC
CARBON RESOURCES DEVELOPMENT, INC.
RAMACO COAL, LLC

By:	/s/ Jeremy R. Sussman
Jeremy R. Sussman
Vice President and Treasurer

Signature Page to

Third Amendment Agreement
(Ramaco)

KEYBANK NATIONAL ASSOCIATION as the Agent and as a Lender

By:	/s/ Timothy W. Kenealy
Timothy W. Kenealy
Vice President

Signature Page to

Third Amendment Agreement
(Ramaco)

CADENCE BANK as a Lender

By:	/s/ Zack Munn
Name:	Zack Munn
Title:	Vice President

Signature Page to

Third Amendment Agreement
(Ramaco)

ASSOCIATED BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Brian Roman
Name:	Brian Roman
Title:	Sr Vice President

Signature Page to

Third Amendment Agreement
(Ramaco)

CITY NATIONAL BANK as a Lender

By:	/s/ Charles Fox
Name:	Charles Fox
Title:	VP, Commercial Banker

Signature Page to

Third Amendment Agreement
(Ramaco)

STAR FINANCIAL BANK as a Lender

By:	/s/ Sarah E. Ratner
Name:	Sarah E. Ratner
Title:	SVP, Senior Credit Officer

Signature Page to

Third Amendment Agreement
(Ramaco)

TRUSTMARK NATIONAL BANK as a Lender

By:	/s/ Matt Farrell
Name:	Matt Farrell
Title:	First Vice President

Signature Page to

Third Amendment Agreement
(Ramaco)